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                        SUPPLEMENT TO THE PROSPECTUS OF
          MORGAN STANLEY DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES
                              DATED JUNE 23, 1998

    The second paragraph under the subsection entitled "Portfolio Management" under the section of the prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" is hereby replaced by the following:

        The Fund is managed within the Growth and Income Group of Morgan Stanley Dean Witter Advisors ("MSDW Advisors"), which manages 26 equity funds and fund portfolios, with approximately $36 billion in assets at May 31, 1998. Paul D. Vance, Senior Vice President of MSDW Advisors and head of MSDW Advisors' Growth and Income Group, has been the primary portfolio manager of the Fund since its inception and is assisted by Matthew T. Haynes, Vice President of MSDW Advisors and also a member of MSDW Advisors' Growth and Income Group. Messrs. Vance and Haynes have been portfolio managers with MSDW Advisors for over five years.

June 23, 1998